 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2017

ENBRIDGE ENERGY MANAGEMENT, L.L.C.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-31383	61-1414604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2017, C. Gregory Harper, Executive Vice President – Gas Pipelines & Processing and a director of each of Enbridge Energy Management, L.L.C. (“EEM”) and Enbridge Energy Company, Inc. (“EECI”), communicated his intent to EEM and EECI to resign as an officer and director of EEM and EECI in 2017, following a transition period after the closing of the Enbridge Inc. merger with Spectra Energy Corp. EEM is the delegate of EECI, which is the general partner of Enbridge Energy Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY MANAGEMENT, L.L.C. (Registrant)

Date: February 21, 2017	By:	/s/ VALORIE WANNER
Valorie Wanner Corporate Secretary (Duly Authorized Officer)